Income Taxes (Tables) - Allrites Holdings Pte Ltd And Subsidiaries [Member]	12 Months Ended
Dec. 31, 2023
Schedule of deferred tax assets and liabilities

	2023	2022
Sec 174 Cost - Domestic and Foreign	$-	$-
Tax attribute carryforwards	902,910	729,906
Capitalized Section 195 – Start-up expenses	31,377	14,381
Total deferred tax asset	934,287	$744,287
Less: Valuation Allowance	(934,287)	(744,287)
Net deferred tax asset (liability)	$-	$-

Schedule of statutory federal income tax rate

	2023 Tax	For the year ended December 31,
	Rates	2023	2022
Federal tax expense	21.00%	$(211,595)	$(388,112)
State tax expense, net of federal benefit	(0.06)%	639	652
Stock compensation	-%	-	(36,925)
Change in valuation allowance	(18.86)%	190,000	293,029
Foreign rate differential	(3.65)%	36,790	78,205
Uncertain tax position	(4.96)%	50,000	-
True up and other	1.49%	(15,021)	53,976
Total provision for income taxes	(5.04)%	$50,813	$825